EXHIBIT 3.1

                            ARTICLES OF INCORPORATION

                                       OF

                              THE PBSJ CORPORATION

         The undersigned subscriber, a natural person competent to contract, for the purpose of forming a corporation under the laws of the State of Florida adopts the following Articles of Incorporation for such corporation:

                                 ARTICLE I. NAME

         The name of the proposed corporation is The PBSJ Corporation.

                         ARTICLE II. NATURE OF BUSINESS

         The corporation may engage in any activity or business permitted under the laws of the United States and of the State of" Florida.

                           ARTICLE III. CAPITAL STOCK

         The maximum number of authorized shares of capital stock that this corporation is authorized to have outstanding at any one time (and their kind, class, distinguishing characteristics, and par value) is as follows:

         100,000 shares of common stock, having a par value of $0.10 per share, and said shares shall be non-assessable.

         10,000 shares of preferred stock, having a par value of $100.00 per share; this stock shall have voting rights. The holders of the Preferred Stock shall be entitled to receive from the surplus of net profits arising from the business of the corporation, each year, a fixed dividend of five per cent (5%), payable each year on or before December let, before any dividend shall be set apart or paid on Common Stock. Should the surplus or net profits arising from the business of the corporation, in any year, be insufficient to pay the above fixed dividend in full, but there shall then be any lesser existing surplus or net profits, then the total of such lessor sum shall be paid (as above provided) as and for a fixed dividend for that year. The aforesaid dividends shall be noncumulative. In the event of any liquidation or dissolution or winding up (whether voluntary or involuntary) of the corporation, the holders of the Preferred Stock shall be entitled to be paid in full both the paramount of their shares and any dividend due (as above provided) before any amount shall be paid to the holders of common stock, and after the payment to the holders cf the preferred stock of its par value and any unpaid dividend due thereon, the remaining assets and funds shall be divided and paid to the holders of common stock pro rata according to their respective shares.

                           ARTICLE IV. INITIAL CAPITAL

         The amount of capital with which this corporation will begin business shall not be less than Five Hundred ($500.00) Dollars.

                          ARTICLE V. TERM OF EXISTENCE

         This corporation is to exist perpetually.

                               ARTICLE VI. ADDRESS

         The initial address of the principal office of this corpo- ration in the State of Florida, is 7500 N. W. 52 Street, Miami, Florida.

                        ARTICLE VII. NUMBER OF DIRECTORS

         This corporation shall have five (5) Directors. The names and street addresses of the members of the first board of directors are as follows:

         Howard M. Post          871 Lake Drive, Miami Springs, Florida
         John D. Buckley         1542 Palermo, Coral Gables. Florida
         Robert P. Schuh         9940 S.W. 59 Avenue, Miami, Florida
         Alex M. Jernigan        14321 Lake Crescent Place, Miami Lakes, Florida
         William W. Randolph     791 Heron Street, Miami Springs, Florida

                            ARTICLE VIII. SUBSCRIBER

         The name and street address of the subscriber to these Articles of incorporation is:

         John R. Lindsey         220 Miracle Mile, Suite 207, Coral Gables,
                                 Florida

And, said subscriber does hereby agree to subscribe for 5,000 shares of the above described cu, an stock of this corporation for a consideration of Five Hundred ($500.00) Dollars.

                  ARTICLE IX. BEGINNING OF CORPORATE EXISTENCE

         The date when corporate existence of this corporation shall begin shall be on October 1, 1973.

STATE OF FLORIDA  )
                  )
COUNTY OF DADE    )

         Before me, a notary public authorized to take acknowledgments in the state and county set forth above, personally appeared James T. Glass, known to me and known by me to be the person who executed the foregoing Articles of Amendment, and he acknowledged before me that he executed those Articles of Amendment.

         IN WITNESS WHEREOF, I have hereunto set my hand an affixed my official seal, in the state and county aforesaid this 20th day of January, 1987.

                                                      [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            State of Florida at Large


                                            My Commission Expires:

                                                  NOTARY PUBLIC STATE OF FLORIDA
                                                  MY COMMISSION EXP NOV 13, 1989
                                                  BONDED THRU GENERAL INS. UND.

                              THE PBSJ CORPORATION

                     CERTIFIED COPY OF CORPORATE RESOLUTION

         We, Robert P. Schuh and Howard M. Post, as President and Secretary, respectively, of The PBSJ Corporation, a Florida corporation do hereby certify that at a Special Meeting of the Stockholders and the Directors of the corporation held at 7500 N.W. 52 Street, Miami, Florida, at 2:00 P.M., on February 28, 1975, which meeting was duly and properly called and due and proper notice given therefor, all in accordance with the By Laws of the corporation, the following resolution was duly and lawfully passed:

              "WHEREAS, the Articles of Incorporation of The PBSJ Corporation authorize 100,000 shares of common stock, having a par value of $0.10 per share, same being non-assessable [each share having voting rights]; and

              "WHEREAS, said Articles authorize 10,000 shares of preferred stock, having a par value of $100.00 per share, with 'voting rights; and

              "WHEREAS, said Articles do not show the relative voting rights by and between the said common stock and preferred stock; and

              "WHEREAS, presently, no shares of said preferred stock are outstanding, and, therefore, it is deemed advisable to show, by formal Resolution, the relative voting rights of the corporation's said preferred stock and its said common stock -- this notwithstanding that said relative rights have heretofore been agreed to in writing by and between the corporation's stockholders and its directors.

              "RESOLVED, that each share of the 10,000 shares of the corporation's authorized preferred stock shall be entitled to the same voting rights as each share of the 100,000 shares of the corporation's authorized common stock."

         IN WITNESS WHEREOF, we have set our hands as officers of the corporation and affixed the corporate seal of the corporation.

                                                THE PBSJ CORPORATION
          (Corporate Seal)
                                                BY: /S/ ROBERT P. SCHUH
                                                   ---------------------------
                                                    Robert P. Schuh, President

ATTEST: /S/ HOWARD M. POST
       --------------------------
        Howard M. Post, Secretary

STATE OF FLORIDA

COUNTY OF DADE

         The foregoing instrument was acknowledged before me this 18 day of August, 1975, by Robert P. Schuh, as President, and Howard M. Post, as Secretary of The PBSJ Corporation.

                                                      [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            State of Florida at Large

My Commission Expires:

 NOTARY PUBLIC STATE OF FLORIDA AT LARGE
 MY COMMISSION EXPIRES JULY 29, 1977
 BONDED THRU GENERAL INSURANCE UNDERWRITERS

                              THE PBSJ CORPORATION

                     CERTIFIED COPY OF CORPORATE RESOLUTION

         We, Robert P. Schuh and Howard M. Post, as President and Secretary, respectively, of The PBSJ Corporation, a Florida corporation do hereby certify that at a Special Meeting of the Stockholders of the corporation held at 7500 N.
W. 52 Street, Miami, Florida, on September 30, 1975, which meeting was duly and properly called and due and proper notice given therefor, all in accordance with the By Laws of the corporation, the following resolution (previously approved by the Directors and by them recommended for adoption by the Stockholders) was duly and lawfully passed:

        "RESOLVED that effective September 30, 1975 the following be, and it is, included as an additional provision under Article III of the Articles of
        Incorporation:

             "The Directors may authorize the issuance of the whole or of any part of the shares of common stock as partly paid, subject to calls thereon until the whole consideration therefor shall have been paid. Dividends may be declared and paid upon the basis of the amount actually paid on such partly paid shares. No preemptive rights shall accrue with respect to partly paid shares of common stock certificates issued to represent such partly paid shares shall show the amount unpaid thereon; the holder thereof shall not be subject to any liability to the corporation except for the payment of the amount (when due) as shown by such Certificates to be unpaid. Such Certificates shall, by notation thereon, incorporate by reference the terms and conditions of the subscription contract; such contract may provide for conditions, limitations and restrictions respecting the ownership, sale and transfer of such Certificates; terms and conditions respecting the right of redemption of such Certificates by the corporation; and, such other conditions, limitations and restrictions as the Directors may require with respect to such Certificates. Shares of common stock which are now or which may hereafter become treasury stock shall be subject to the provisions hereof."

       IN WITNESS WHEREOF, we have set our hands as officers of the corporation and affixed the corporate seal of the corporation.

                                                THE PBSJ CORPORATION
          (Corporate Seal)
                                                BY: /S/ ROBERT P. SCHUH
                                                   ---------------------------
                                                    Robert P. Schuh, President

ATTEST: /S/ HOWARD M. POST
       --------------------------
        Howard M. Post, Secretary

STATE OF FLORIDA

COUNTY OF DADE

         The foregoing instrument was acknowledged before me this 3rd day of November, 1975, by Robert P. Schuh, as President, and Howard M. Post, as Secretary of The PBSJ Corporation.

                                                       [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            State of Florida at Large

My Commission Expires:

 NOTARY PUBLIC STATE OF FLORIDA AT LARGE
 MY COMMISSION EXPIRES JULY 29, 1977
 BONDED THRU GENERAL INSURANCE UNDERWRITERS

                              THE PBSJ CORPORATION

                     CERTIFIED COPY OF CORPORATE RESOLUTION

         We, Robert P. Schuh and Howard M. Post, as President and Secretary, respectively, of The PBSJ Corporation, a Florida corporation do hereby certify that at the Annual Meeting of the Stockholders of the corporation held at the Marriott Hotel, Miami, Florida, on December 6, 1975, which meeting was duly and properly called and due and proper notice given therefor, all in accordance with the By Laws of the corporation, the following resolution (previously approved by the Directors and by "hem recommended for adoption b@, the Stockholders) was duly and lawfully passed:

        "WHEREAS, Article III (Capital Stock) of the Articles of incorporation of The PBSJ Corporation authorizes 10,000 shares of preferred stock, having a par value of $100 per share and

        "WHEREAS, no shares of said preferred stock are now issued; and

        "WHEREAS, the Directors consider that there will be no future need for said shares, and, accordingly, they proposed that said shares be deleted from said Article III; and, the stockholders concurring in such proposal;

        "RESOLVED, that the provision under Article III (Capital Stock) of the Articles of incorporation of The PBSJ Corporation authorizing 10,000 shares of preferred stock, having a par value of $100 per share, be and it is deleted from said Article

         IN WITNESS WHEREOF, we have set our hands as officers of the corporation and affixed the corporate seal of the corporation.

                                                THE PBSJ CORPORATION
          (Corporate Seal)
                                                BY: /S/ ROBERT P. SCHUH
                                                   ---------------------------
                                                    Robert P. Schuh, President

ATTEST: /S/ HOWARD M. POST
       --------------------------
        Howard M. Post, Secretary

STATE OF FLORIDA

COUNTY OF DADE

         The foregoing instrument was acknowledged before me this 12 day of December, 1975, by Robert P. Schuh, as President, and Howard M. Post, as Secretary of The PBSJ Corporation.

                                                       [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            State of Florida at Large

My Commission Expires:

 NOTARY PUBLIC STATE OF FLORIDA AT LARGE
 MY COMMISSION EXPIRES JULY 29, 1977
 BONDED THRU GENERAL INSURANCE UNDERWRITERS

                              THE PBSJ CORPORATION

                     CERTIFIED COPY OF CORPORATE RESOLUTION

       We, Robert P. Schuh and Howard M. Post, as President and Secretary, respectively, of The PBSJ Corporation, a Florida corporation, do hereby certify that at a Special Meeting of the Stockholders of the corporation held at 7500 N.W. 52nd Street, Miami, Florida, on June 5, 1976, which meeting was duly and properly called and due and proper notice given therefor, all in accordance with the By Laws of the corporation, the following resolution (previously approved by the Directors and by them recommended for adoption by the Stockholders) was duly and lawfully passed:

            "RESOLVED, that the following be, and it is, included as an additional provision under Article III of the Articles of
            Incorporation:

            "The shareholders shall have no preemptive right to acquire unissued common shares or treasury shares of the corporation"

       IN WITNESS WHEREOF, we have set our hands as officers of the corporation and affixed the seal of tho corporation.

                                                THE PBSJ CORPORATION
          (Corporate Seal)
                                                BY: /S/ ROBERT P. SCHUH
                                                   ---------------------------
                                                    Robert P. Schuh, President

ATTEST: /S/ HOWARD M. POST
       --------------------------
        Howard M. Post, Secretary

STATE OF FLORIDA

COUNTY OF DADE

         The foregoing instrument was acknowledged before me this 28 day of June, 1976 by Robert P. Schuh, as President, and Howard M. Post, as Secretary of The PBSJ Corporation.

                                                       [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            State of Florida at Large

My Commission Expires:

 NOTARY PUBLIC STATE OF FLORIDA AT LARGE
 MY COMMISSION EXPIRES JULY 29, 1977
 BONDED THRU GENERAL INSURANCE UNDERWRITERS

                              ARTICLES OF AMENDMENT
                                       OF
                              THE PBSJ CORPORATION

         1. Article III of the Articles of Incorporation of The PBSJ Corporation is hereby amended to read as follows:

         Article III. CAPITAL STOCK

         The maximum number of authorized shares of capital stock that this corporation is authorized to have outstanding at any one time is 1,000,000 shares of common stock. par value $.01 per share.

         The Directors may authorize the issuance of the whole or of any part of the shares of common stock as partly paid. subject to calls thereon until the whole consideration therefor shall have been paid. Dividends may be declared and paid upon the basis of the amount actually paid an such partly paid shares. No preemptive rights shall accrue with respect to partly paid shares of common stock. Certificates issued to represent such partly paid shares of common stock shall show the amount unpaid thereon; the holder thereof shall not be subject to any liability to the corporation except for the payment of the amount (when due) as shown by such Certificates to be unpaid. Such Certificates shall, by notation thereon, incorporate by reference the terms and conditions of the subscription contract; such contract may provide for conditions, limitations and restrictions respecting the ownership, sale and transfer of such Certificates; terms and conditions respecting the right of redemption of such Certificates of the corporation; and, such other conditions, limitations and restrictions as the Directors may require with respect to such Certificates. Shares of common stock which are now or which may hereafter become treasury stock shall be subject to the provisions hereof.

         The shareholders shall have no preemptive right to acquire unissued common shares or treasury shares of the corporation.

         2. The foregoing amendment was adopted by the Board of Directors on April 25, 1985; and, pursuant to Section 607.394 of the Florida General Corporation Act. by written consent of the holders of a majority of shares entitled to vote thereon as of July 25. 1985.

         3. Upon the effectiveness of the foregoing amendment, each share of common stock, par value $.10 per share, issued and outstanding of this corporation, shall be split into ten (10) shares of common stock, par value $.01 per share.

         IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation have executed these Articles of Amendment, this 20th day of January, 1987.

                                                     /S/ JAMES J. GLAN
                                            -----------------------------------
                                                         President


                                                        [ILLEGIBLE]
                                            -----------------------------------
                                                         Secretary

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of September, 1973.


                                             /S/ JOHN P. LINDSEY
                                            ------------------------------------
                                            John P. Lindsey

STATE OF FLORIDA  )
                     ss:
COUNTY OF DADE    )

         BEFORE ME, the undersigned authority, personally appeared JOHN R. LINDSEY, to me well known to be the person described in and who executed and subscribed to the foregoing Articles of Incorporation, and he acknowledged before me that he executed and subscribed to same for the purposes therein expressed.

         WITNESS my signature and official seal at Coral Gables, Dade County, Florida, this 27th day of September, 1973.

                                             /S/ BARBARA E. PETERSON
                                            ------------------------------------
                                            Notary Public
                                            State of Florida at Large

My Commission Expires:

 NOTARY PUBLIC STATE OF FLORIDA AT LARGE
 MY COMMISSION EXPIRES APR. 18, 1977
 BONDED THRU GENERAL INSURANCE UNDERWRITERS

                                   EXHIBIT "A"

                              ARTICLES OF AMENDMENT

                                       TO

                          ARTICLES OF INCORPORATION OF

                              THE PBSJ CORPORATION


         Pursuant to the provisions of Sections 607.10025 and 607.1006 of the Florida Business Corporation Act (the "Act"), the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                    ARTICLE I

         The name of the corporation is The PBSJ Corporation (the
"Corporation").

                                   ARTICLE II

         The first sentence of Article III of the Articles of Incorporation of the Corporation ("Capital Stock") is replaced by the following:

                  "The maximum number of authorized shares of capital stock that this corporation is authorized to have outstanding at any one time is 3,000,000 shims of common stock, par value $.0033 per share."

                                   ARTICLE III

         The foregoing amendment to the Articles of Incorporation does adversely affect the rights or preferences of the holders of outstanding shares of any class or series of the Corporation's stock and does not result in the percentage of authorized shares that remain unissued after the division exceeding the percentage of authorized shares that were unissued before the division.. The foregoing amendment relates only to the shares of common stock., par value $.01 per share, issued and outstanding as of the Effective Date shall be divided into three shares of common stock, par value $.0033 per share.

                                   ARTICLE IV

         The foregoing amendment to the Articles of Incorporation was adopted by the Board of Directors on November 15, 1994 and by the shareholders of the Corporation at a meeting of the shareholders held on January 7, 1995, in accordance with Section 607.1003 of the Act. The number of votes cast for the amendment by the shareholders was sufficient for approval.

                                   ARTICLE IV

         The effective date of this amendment to the Articles of Incorporation is the close of business on the date o filing (the "Effective Date").

         IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation have executed these Articles of Amendment this 31st day of January, 1995.

                                            /S/ WILLIAM W. RANDOLPH
                                           ------------------------------------
                                           William W. Randolph, President


                                            /S/ RICHARD M. GRUBEL
                                           ------------------------------------
                                           Richard M. Grubel, Secretary

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS WITHIN THIS STATER NAMING AGENT UPON WHOM PROCESS MAY BE SERVED.

                                 ---------------

         In pursuance of Chapter 48.091, Florida Statutes, the following is submitted, in compliance with said Act:

         First--That THE PBSJ CORPORATION, desiring to organize under the laws of the State of Florida with its principal office, as indicated in the articles of incorporation at City of Miami, County of Dade, State of Florida has named John R. Lindsey, located at Suite 207, Miracle Building, 220 Miracle Mile, (Street address and number of building, Post Office Box address not acceptable) City of Coral Gables, County Of Dade, State of Florida, as its agent to accept service of process within this state.

ACKNOWLEDGMENT: (MUST BE SIGNED BY DESIGNATED AGENT)

         Having been named to accept service of process for the above stated corporation, at place designated in this certificate, I hereby accept to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

                                            By:      /S/ JOHN R. LINDSEY
                                                ------------------------------
                                                       (Resident Agent)

Corp-83
2-16-72

           Florida Department of State, Jim Smith, Secretary of State

             STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                         AGENT OR BOTH FOR CORPORATIONS

Pursuant to the provisions of section 607.0502 or 607.1508, Florida Statutes, the undersigned corporation organized under the laws of the State of Florida, submits the following statement in order to change its registered office or registered agent, or both, in the State of Florida.

1. The name of the corporation is: The PBSJ Corporation
                                  ----------------------------------------------

--------------------------------------------------------------------------------

1a. Date of Incorporation         10/1/73       Document number      437291
                          --------------------                 -----------------

2. The name and address of the current registered agent and office:

   Richard M. Grubel, The PBSJ Corporation
--------------------------------------------------------------------------------
   8600 N. W. 36th Street, Miami, Florida 33166-6622
--------------------------------------------------------------------------------

3. The name and address of the new registered agent and office:
   (P.O. Box Not Acceptable)

   Cathy Jackson Lerman, The PBSJ Corporation
--------------------------------------------------------------------------------
   8600 N.W. 36th Street, Miami, Florida 33166-6622
--------------------------------------------------------------------------------

The street address of its registered agent and the street address of the business office of its registered agent as changed, will be identical.

Such change was authorized by resolution duly adopted by its board of directors or by an officer so authorized by the board.

                                SIGNATURE: /S/  H. MICHAEL DYE,
                                          --------------------------------------
                                                     (name and title)
                                                      H. Michael Dye,
                                                Executive Vice President

                                DATE: July 29, 1991
                                     -------------------------------------------

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATION OF MY POSITION AS REGISTERED AGENT.

                                SIGNATURE: /S/ CATHY JACKSON LERMAN
                                          --------------------------------------
                                                   (Registered Agent)
                                                  Cathy Jackson Lerman

                                DATE: July 29, 1991
                                     -------------------------------------------

         Division of Corporations, P.O. Box 6327, Tallahassee, FL 32314

CR2E045 (7-90)                                                FILING FEE: $35.00

           Florida Department of State, Jim Smith, Secretary of State

             STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                         AGENT OR BOTH FOR CORPORATIONS

Pursuant to the provisions of section 607.0502 or 607.1508, Florida Statutes, the undersigned corporation organized under the laws of the State of Florida, submits the following statement in order to change its registered office or registered agent, or both, in the State of Florida.

1. The name of the corporation is: The PBSJ Corporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1a. Date of Incorporation        10/1/73        Document number      437291
                          --------------------                 -----------------

2. The name and address of the current registered agent and office:

   Richard M. Grubel, The PBSJ Corporation
--------------------------------------------------------------------------------
   8600 N. W. 36th Street, Miami, Florida 33166-6622
--------------------------------------------------------------------------------

3. The name and address of the new registered agent and office:
   (P.O. Box Not Acceptable)

   Cathy Jackson Lerman, The PBSJ Corporation
--------------------------------------------------------------------------------
   8600 N.W. 36th Street, Miami, Florida 33166-6622
--------------------------------------------------------------------------------

The street address of its registered agent and the street address of the business office of its registered agent as changed, will be identical.

Such change was authorized by resolution duly adopted by its board of directors or by an officer so authorized by the board.

                                SIGNATURE: /S/ H. MICHAEL DYE
                                          --------------------------------------
                                                     (name and title)
                                                      H. Michael Dye,
                                                 Executive Vice President

                                DATE: February 21, 1991
                                     -------------------------------------------
HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATION OF MY POSITION AS REGISTERED AGENT.

                                SIGNATURE: /S/ CATHY JACKSON LERMAN
                                          --------------------------------------
                                                    (Registered Agent)
                                                   Cathy Jackson Lerman

                                DATE: February 21, 1991
                                     -------------------------------------------

         Division of Corporations, P.O. Box 6327, Tallahassee, FL 32314

CR2E045 (7-90)                                                FILING FEE: $35.00

           Florida Department of State, Jim Smith, Secretary of State

             STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED
                         AGENT OR BOTH FOR CORPORATIONS

Pursuant to the provisions of section 607.0502, 617.0502, 607,1508 or 617.1508,
Florida Statutes, the undersigned corporation organized under the laws of the State of Florida, submits the following statement in order to change its registered office or registered agent, or both, in the State of Florida.

1. The name of the corporation is: The PBSJ Corporation
                                  ----------------------------------------------

--------------------------------------------------------------------------------

1a. Date of Incorporation     10/1/73        Document number        437291
                         -----------------                  --------------------

2. The name and address of the current registered agent and office:

   Cathy Jackson Lerman
--------------------------------------------------------------------------------
   8600 N. W. 36th Street, Miami, Florida 33166-6622
--------------------------------------------------------------------------------

3. The name and address of the new registered agent and office:
   (P.O. Box Not Acceptable)

   Cathy Jackson Lerman, The PBSJ Corporation
--------------------------------------------------------------------------------
   2001 N.W. 107 Avenue, Miami, Florida 33172
--------------------------------------------------------------------------------

The street address of its registered agent and the street address of the business office of its registered agent as changed, will be identical.

Such change was authorized by resolution duly adopted by its board of directors or by an officer so authorized by the board.

/S/ WILLIAM W. RANDOLPH                      William W. Randolph, President
-----------------------------------          -----------------------------------
            SIGNATURE                        Typed or printed name and title

           May 10, 1993
-----------------------------------
              DATE

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATION OF MY POSITION AS REGISTERED AGENT.

                                        SIGNATURE:      [ILLEGIBLE]
                                                  ------------------------------
                                                       (Registered Agent)

                                        DATE: May 10, 1993
                                             -----------------------------------
         Division of Corporations, P.O. Box 6327, Tallahassee, FL 32314

CR2E045 (7-91)                                                FILING FEE: $35.00